Exhibit 99.2

Baird Medical Baird Medical Baird Medical INVESTOR PRESENTATION JUNE 2023

Baird Medical This presentation (together with oral statements made in connection herewith, this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between ExcelFin Acquisition Corp . (“ ExcelFin ”) and Baird Medical Investment Holdings Limited ( “Baird Medical” 1 ) . The information contained herein does not purport to be all - inclusive, and none of ExcelFin , Baird Medical, Cohen & Company Capital Markets, a division of J . V . B . Financial Group, LLC (“Cohen”) and Exos Securities LLC (“ Exos ”), nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein ; and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision . The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation (including, without limitation, Cohen and Exos or any of their respective affiliates or control persons, officers, directors and employees) in making its investment or decision to invest in ExcelFin or Baird Medical . None of ExcelFin , Baird Medical and Cohen and Exos , nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in ExcelFin or Baird Medical . Confidentiality . This meeting and any information communicated at this meeting, including this Presentation, are strictly confidential and should not be discussed outside your organization . Neither this Presentation nor any of its contents may be disclosed or used for any purposes other than information and discussion purposes without the prior written consent of Baird Medical and ExcelFin . Forward - Looking Statements . Certain statements in this Presentation may be considered forward - looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally relate to future events or ExcelFin’s or Baird Medical’s future financial or operating performance . In some cases, you can identify forward - looking statements by terminology such as “may”, “could”, “should”, “expect”, “intend”, “might”, “will”, “estimate”, “anticipate”, “believe”, “budget”, “forecast”, “intend”, “plan”, “potential”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology . Forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by ExcelFin and its management, and Baird Medical and its management, as the case may be, are inherently uncertain . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties . You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein . Neither ExcelFin nor Baird Medical undertakes any duty to update these forward - looking statements . For example, statements concerning the following include forward - looking statements : ( i ) the expected timing and likelihood of completion of the proposed Business Combination, including the risk that the proposed Business Combination may not close due to one or more closing conditions to the proposed Business Combination in the business combination agreement (the “Business Combination Agreement”) not being satisfied or waived on a timely basis or otherwise, or that the required approval of the Business Combination Agreement and related matters by the stockholders of ExcelFin may not be obtained ; (ii) ExcelFin’s potential failure to raise sufficient funds in one or more equity financings so as to meet the closing condition under the Business Combination Agreement that requires it to have $ 15 million of funds (including funds in its trust account, after deducing any amounts paid out for redemptions by ExcelFin stockholders) as of the closing ; (iii) the potential inability of Baird Medical to meet the initial listing standards of the applicable stock exchange following the proposed Business Combination, including due to excessive redemptions of ExcelFin’s public shares ; (iv) costs related to the proposed Business Combination ; (v) the potential occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of ExcelFin or Baird Medical ; (vi) the potential disruption of Baird Medical’s management’s time from ongoing business operations due to the proposed Business Combination ; (vii) announcements relating to the proposed Business Combination potentially having an adverse effect on the market price of ExcelFin’s securities ; (viii) the potential effect of the proposed Business Combination and the announcement thereof on the ability of the Baird Medical to retain customers and hire key personnel and maintain relationships with its customers and suppliers and on its operating results and business generally ; (ix) risks relating to the growth of the Baird Medical’s business and its ability to realize expected results ; (x) risks relating to the viability of the Baird Medical’s growth strategy, including related capabilities ; (xi) the risk that Baird Medical may be adversely affected by other economic, business, and/or competitive factors, or adverse macroeconomic conditions, including inflation, supply chain delays and increasing interest rates ; (xiii) the lack of a third - party valuation in determining whether or not to pursue the proposed Business Combination ; and (xiv) other risks and uncertainties, including those identified in any proxy statement/prospectus in a Registration Statement on Form F - 4 relating to the proposed Business Combination (which is expected to be filed by Baird Medical with the SEC), the “Risk Factors” section of ExcelFin’s registration statement on Form S - 1 , other documents filed by ExcelFin from time to time with the SEC and any risk factors made available to you in connection with ExcelFin , Baird Medical and the proposed Business Combination . No Offer or Solicitation . This Presentation and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction, or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, or an exemption therefrom . No Offer or Solicitation . This Presentation and the information contained herein do not constitute ( i ) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction, or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, or an exemption therefrom . Disclaimer 2 1. The name of the post - closing, combined public company will be “Baird Medical Holdings Investment Limited.” All references her ein to “Baird Medical” shall be deemed to refer ( i ) to Betters Medical Investment Holdings Limited (“Betters”) for any time periods or historical events occurring prior to the closing of the transaction and (ii) to Baird Medical Holdings Investment Lim ited for any time periods occurring after the closing of the transaction

Baird Medical The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions . The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder . NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE . Projections . This Presentation contains certain financial forecast information of Baird Medical, including, but not limited to, estimated results for fiscal year 2023 and the Baird Medical's long - term business model . This presentation also contains certain forecast information with respect to future exchange rates between the United States dollar and Chinese yuan . Such financial forecast information and exchange rate forecast information constitute forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information and exchange rate forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the financial forecast information and exchange rate forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . None of ExcelFin's nor Baird Medical's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation ; and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . In addition, the analyses of Baird Medical and ExcelFin contained herein are not, and do not purport to be, appraisals of the securities, assets or business of Baird Medical, ExcelFin or any other entity . Industry and Market Data . Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Baird Medical’s own internal estimates and research, including the “Global Market Study of Ablation Therapy - Independent Market Research Report” (the “Frost & Sullivan Report”) commissioned by Baird Medical and prepared by Frost & Sullivan, a third - party global research organization . The Frost & Sullivan Report was prepared based on various interviews conducted on a best - effort basis with industry experts and competitors . The study used 2021 as the base year for analysis and 2022 - 2026 for forecast . Certain figures from 2021 were not available from public statistical sources at the time of writing . In such cases, Frost & Sullivan used the latest information available or made projections based on historical trends . Under circumstances where information was not available, Frost & Sullivan’s in - house analysis was leveraged using appropriate models and indicators to arrive at an estimate . All of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions . You are cautioned not to give undue weight to this information . While Baird Medical believes its internal research is reliable, such research has not been verified by any independent source . Any data on past performance or modeling contained herein is not an indication as to future performance . ExcelFin and Baird Medical assume no obligation to update the information in this Presentation . Trademarks . ExcelFin and Baird Medical own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation may also contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with ExcelFin or Baird Medical an endorsement or sponsorship by or of ExcelFin or Baird Medical . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but such references are not intended to indicate, in any way, that ExcelFin or Baird Medical will not assert, to the fullest extent under applicable law, their rights or the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Non - GAAP Financial Measures . This Presentation includes adjusted EBITDA margin, which is not presented in accordance with generally accepted accounting principles (“GAAP”) . Non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Baird Medical’s financial results . You should be aware that the Baird Medical's presentation of these measures may not be comparable to similarly - titled measures used by other companies . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . Baird Medical believes non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Baird Medical's financial condition and results of operations . Baird Medical believes that the use of non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Baird Medical's financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . N on - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . A reconciliation of historical adjusted EBITDA to net income is provided in the tables at the end of this Presentation . With respect to projected adjusted EBITDA and adjusted EBITDA margin, due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Baird Medical is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort . Consequently, no disclosure of estimated comparable GAAP measures is included . For the same reasons, Baird Medical is unable to address the probable significance of the unavailable information, which could be material to future results . Disclaimer (cont’d) 3

Baird Medical Additional Information . In connection with the proposed Business Combination, Baird Medical intends to file with the SEC a registration statement on Form F - 4 containing a preliminary proxy statement/prospectus of ExcelFin , and after the registration statement is declared effective, ExcelFin will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its stockholders . This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination . ExcelFin’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about ExcelFin , Baird Medical and the Business Combination . When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of ExcelFin as of a record date to be established for voting on the proposed Business Combination . Stockholders will also be able to obtain copies of the preliminary proxy statement/ prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www . sec . gov, or by directing a request to : ExcelFin Acquisition Corp . , 473 Jackson St . , Suite 300 , San Francisco, CA, 94111 . The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document . Participants in the Solicitation . Baird Medical and ExcelFin and their respective directors and executive officers may be deemed participants in the solicitation of proxies from ExcelFin’s stockholders with respect to the proposed Business Combination . A list of the names of ExcelFin’s directors and executive officers and a description of their interests in ExcelFin is contained in ExcelFin’s final prospectus relating to its initial public offering, dated October 22 , 2021 , and in ExcelFin’s Annual Report on Form 10 - K, dated March 30 , 2023 , which were filed with the SEC and are available free of charge at the SEC’s web site at www . sec . gov, or by directing a request to ExcelFin Acquisition Corp . , 473 Jackson St . , Suite 300 , San Francisco, CA, 94111 . Other information regarding Baird Medical, and the other participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC (when they become available) . Investors and security holders of Baird Medical and ExcelFin are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed Business Combination . Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about Baird Medical and ExcelFin through the website maintained by the SEC at www . sec . gov . Copies of the documents filed with the SEC by ExcelFin can be obtained free of charge by directing a written request to ExcelFin Acquisition Corp . , 473 Jackson St . , Suite 300 , San Francisco, CA, 94111 . Disclaimer (cont’d) 4

Baird Medical and ExcelFin Presenters

Baird Medical



Haimei Wu

Founder / CEO / ED / Chairlady of the Board

- Responsible for the overall corporate strategies, management of business operations and development
- Over 20 years of experience in the medical devices industry
- Completed advanced studies in financial investment and capital operation at Graduate School at Shenzhen, Tsinghua University in 2016



Kun Seng Chris Ng

CFO

- Extensive work experience in accounting, auditing and corporate finance
- Worked at an international accounting firm and also held various finance positions at companies listed in Hong Kong
- Member of the Hong Kong Institute of Certified Public Accountants

ExcelFin ACQUISITION CORP



Joe Ragan

CEO / CFO

- Currently serving as CFO of Domtar/Resolute, a $10B Paper and Lumber company in North America
- Served as Audit Committee Chairman for Sports Ventures Acquisition Corp and as CFO of Ferrorglobe, Boart Longyear, and GTSI
- Completed direct listing of Resideo (NYSE:REZI) and reverse merger and listing of Ferroglobe (NASDAQ: GSM)



Brian Sun

COO

- Currently serving as the Managing Director for Golden Vision Capital
- Served as Director of Corporate Development at SGS, Executive Director M&A at CMBNY, Vice President at Lazard, and Director of M&A at AES Corp
- Prior investments by Golden Vision Capital include SpaceX, SandBox AQ, AvidBot, and Particle IoT

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Industry-Leading Sponsorship

Strategic Partnership Combining GFC's Global Investment Footprint and Fin VC's Deep Domain Expertise

Grand Fortune Capital

- ✓ An investment firm owned by Jackson Wijaya
- ✓ ExcelFin is affiliated with GVC, an investment group that completed a series of significant M&A transactions and 30+ investments in FinTech, TMT and healthcare globally

Fin

- ✓ Fin is a private equity firm focused on FinTech software
- ✓ Current portfolio of 100+ companies
- ✓ Global footprint with offices in San Francisco, New York City, London, Miami, and Los Angeles

ExcelFin ACQUISITION CORP

- ✓ Led by an experienced management team who demonstrated merger and acquisitions deal sourcing, due diligence and valuation expertise
- ✓ Track record of spearheading successful business transformations, including the development and execution of innovative strategies

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Why Baird Medical

Baird Medical

1. **MARKET LEADER** – A leading developer and provider of a microwave ablation (MWA) medical device for treating thyroid nodules and breast lumps with ~35% market share in China[1]
2. **STRONG FINANCIAL PROFILE** – Significant recurring revenue from manufacturing and selling MWA consumables, boasting highly attractive adjusted EBITDA margin of 55%[2]
3. **DIFFERENTIATED STRATEGY** – Proprietary product development capabilities, established sales channels and regulatory clearance create significant barriers to entry
4. **LARGE MARKET OPPORTUNITY** – Well-positioned for consistent growth in a large, untapped medical device market within China and potentially later, across the globe
5. **HIGHLY EXPERIENCED MANAGEMENT TEAM** – Proven industry leaders with track records of driving innovation and managing sustainable topline growth and margin profiles

1. According to Frost & Sullivan Report as of June 2023. 2. Based on 2022 audited financials. Adjusted EBITDA margin is a non-GAAP measure. Please see the Appendix to this Presentation for a reconciliation of Adjusted EBITDA to Net Income

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Baird Medical Business Combination Summary 8 1. The pro forma figures are based on a number of assumptions, and actual results may vary significantly from our expectation s. See Disclaimer – “Forward - Looking Statements”. For more information see slide 41, entitled “Transaction Summary” ▪ ExcelFin Acquisition Corp. intends to complete a business combination (the “Business Combination”) with Baird Medical , a l eading developer and provider of a microwave ablation (MWA) medical device for treating thyroid nodules and breast lumps ▪ The Business Combination is targeted to close in Q4 2023, subject to the satisfaction of customary closing conditions BUSINESS COMBINATION STRUCTURE ▪ The Business Combination implies a pro forma combined enterprise value of approximately $370 million 1 ▪ Existing Betters shareholders would roll over 100% of their equity as part of the Business Combination VALUATION ▪ The Business Combination is expected to result in up to $10 million net cash on the balance sheet to fuel growth 1 CAPITAL STRUCTURE

Baird Medical Baird Medical Company Overview

Baird Medical At-A-Glance

MARKET LEADER

Largest
MWA medical device provider for thyroid nodules and breast lump treatment[1]

3rd Largest
MWA medical device provider across all treatment[2]

431
Hospitals in China penetrated including **256** grade III hospitals[3]

ATTRACTIVE FINANCIAL PROFILE

$45M
2023E revenue representing **26%** YoY growth

$62M
2024E revenue representing **40%** YoY growth

$25M
2023E Adj. EBITDA / margin at **57%**[4]

$37M
2024E Adj. EBITDA / margin at **59%**[4]

$4-10Bn
Total potential addressable MWA market for benign thyroid nodules in China[5]

R&D CAPABILITIES

1st
Class III medical device registration certificates for MWA of thyroid nodules

38
Registered patents in the PRC

$33M
Invested in cumulative R&D, capex and M&A from 2018 to April 2023

Note: These projections are based on a number of assumptions, and actual results may vary significantly from our expectations. See Disclaimer – "Projections"
1. According to Frost & Sullivan Report as of June 2023. Based on sales revenue in 2022. 2. According to Frost & Sullivan Report as of June 2023. 3. In FY2022 4 Adjusted EBITDA margin is a non-GAAP measure. Please see the Appendix to this Presentation for a reconciliation of Adjusted EBITDA to Net Income 5. Beijing Time Strategy Management Consulting - Commercial Due Diligence Report of Betters Medical Investment Holding Co., Ltd. as of May 2023 assumes 49% of individuals choose MWA to treat the benign nodules which size larger than 2cm; procedure cost is assumed $700

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Baird Medical The peristaltic pump will be turned on and allow the circulation of cooling saline, to prevent and reduce damage to other parts of the patient’s body MWA Therapeutic Apparatus MWA Needles (Disposable) How Our MWA Medical Devices Work Cooling Saline Peristaltic Pump MWA Therapeutic Apparatus Microwave Cable MWA Needle STEPS FOR MWA TREATMENT Step 1 The medical practitioner makes a small incision to facilitate the penetration of the MWA needle Step 2 Under the guidance of ultrasound, CT scan or other imaging equipment, the MWA needle is inserted into the tumor Depending on the size and location of the tumor, the doctor will use the MWA therapeutic apparatus with ablation mode (usually continuous, pulse or pedal mode) to finish the treatment within 12 to 15 minutes Step 3 temperature status microwave o peration mode microwave o peration status peristaltic pump operation status operation time status temperature alert setting operation time setting microwave power setting reset 11 OUR KEY PRODUCTS Example interface of our proprietary MWA therapeutic apparatus

Ultrasound Guided MWA: A Preferred Treatment with a Significant TAM

- With limited treatment for tumor cells, MWA has been adopted as a **preferred intervention and treatment** for tumor treatment in China with benefits to patients, doctors and the nation's healthcare costs
- The adoption was also driven by the **development of ultrasound imaging** that allows real time tumor ablation
- Top doctors and clinical experts use MWA for 5%-10% of benign thyroid nodules with size > 2cm and patients with high levels of anxiety[1]

Potential Benefit for Patients

- ✓ Avoid repeating diagnosis and monitor and get rid of the tumor before 8%-16% becomes malignant tumor
- ✓ Quick recovery, fewer side effects compared with surgery
- ✓ Minimally invasive, less damage to surrounding tissues, same day recovery
- ✓ Avoid "suicide" scar from open neck surgery
- ✓ Avoid losing the entire thyroid tissue and long-term need for medication
- ✓ MWA offers greater affordability, with its cost being only half that of traditional surgery[1]
- ✓ Only local anesthesia required

Potential Benefit for Doctors

- ✓ 12-15 minutes for skilled doctors, compared with 3-4 hours open neck surgery
- ✓ Shorter operation, surgeon training and patient recovery time[1]
- ✓ Believed to relieve patient anxiety and risk for malignant tumor

Potential Benefit for Healthcare System

- ✓ Early intervention and treatment before benign nodules become malignant tumor
- ✓ Significant cost reduction compared to open surgery and drugs
- ✓ Less and shorter need for hospital beds, increasing hospital efficiency
- ✓ More affordable for patients

"Suicide" scars on patient neck from open neck surgery



Minimal scars from Microwave Ablation



SIGNIFICANT MARKET WITH EXPECTED ROBUST GROWTH

~$4 – $10 Billion	~6 – 14 Million	22.8%+
Potential size of the MWA market for benign thyroid nodules in China[1]	Total patients eligible for MWA to treat benign thyroid nodules in China[1]	Expected CAGR of the MWA market in China[2]

1. Beijing Time Strategy Management Consulting - Commercial Due Diligence Report of Betters Medical Investment Holding Co., Ltd. as of May 2023 assumes 49% of individuals choose MWA to treat the benign nodules which size larger than 2cm; procedure cost is assumed $700 2. According to Frost & Sullivan Report as of June 2023

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Baird Medical 19.8 21.1 22.4 23.7 25.1 27.0 29.1 31.0 33.2 35.5 38.1 13.8 14.7 15.8 17.0 18.6 20.3 21.9 23.7 25.7 28.1 30.7 2016 2017 2018 2019 2020 2021 2022E 2023E 2024E 2025E 2026E Incidence Rates (%) of Thyroid Nodules US China TOTAL POTENTIAL ADDRESSABLE MARKET: $4 – $10 BILLION • Thyroid nodules, a form of tumor, witnessed increasing incident rates for PRC and US, according to Frost Sullivan report • While 84% - 92% benign cases may not need treatment and intervention, there is 5% - 10% with size over 2cm that would benefit from microwave ablation treatment • The incident rates are increasing with higher BMI, obesity and anxiety from modern society for middle - aged men and women • Estimated TAM is ~6 – 14m patients using microwave ablation, or $4 – $10bn based on average ablation needle price of $700 and 49% Microwave Ablation usage rate TOTAL ADDRESSABLE MARKET CALCULATION Attractive Total Potential Addressable Market in China FAST GROWING INCIDENT RATE IN US AND CHINA 1 1. According to Frost & Sullivan Report as of June 2023. 2. Beijing Time Strategy Management Consulting - Commercial Due Dilige nce Report of Betters Medical Investment Holding Co., Ltd. as of May 2023 13 – 28 Million 5% - 10% – Thyroid Nodules Larger than 2cm Requiring Treatment / Intervention 2 258 – 282 Million 84% – 92% Benign Rate 2 307 Million Total Thyroid Nodule Patients Population Based on 22% Incident Rate 1 13 CAGR US China 2016 – 2021 6..6% 8.0% 2022E – 2026E 7.0% 8.8% 6 – 14 Million 70% – Using Microwave Ablation 2 9 – 20 Million 70% – Using Thermal Ablation 2

Baird Medical 51% 62% 2019 2022 Established Multi - Channel Sales Strategy Leads to Broad Market Reach 14 WELL - ESTABLISHED SALES MODEL… Hospitals Distributors Sales to distributors 431 Hospitals purchasing our products 256 Grade III hospitals 60 Hospitals under direct sales % OF SALES DIRECTLY TO HOSPITALS …ENABLES EXTENSIVE MARKET REACH AND SUCCESSFUL PENETRATION Direct sales to hospitals or through deliverers 21 Provinces, municipalities and autonomous regions in China 62% Of total 2022 revenue from direct sales to hospitals with higher margins REGION WITH COVERAGE Baird Medical Deliverers

Baird Medical Sponsored or Supported Industry Conference and Events

Baird Medical actively engaged influential industry leaders and Key Opinion Leader (KOL) hospitals, departments and doctors to promote MWA medical best practices and treatment guidelines

2019

The Eighth Session of the Meeting of Chinese Thyroid Association under Chinese Surgeon Association of Chinese Medical Doctor Association

Organizer

At Wuhan City, Hubei Province

2019

China Embolisation Therapy, CET 2019

Organizer

天津市医师协会

At Tianjin

2019

2019 Annual Meeting of Breast and Thyroid Surgery Study Group under the General Surgery Committee of Hunan Medical Association

Organizer

At Changsha City, Hunan Province

2019

The 10th China Conference on Interventional Oncology (CCIO 2019) and 2019 Chinese National Congress on Intervention Oncology

Organizer

At Beijing

2020

2020 Lingnan Minimally Invasive Intervention Medicine Summit and the Fourth Seminar for Liver Cancer Interventional Therapy of Guangdong Medical Association

Organizer

At Guangzhou City, Guangdong Province

2020

2020 Academic Meeting of Oncological Ablation Therapy Expert Committee under CSCO and 2020 Academic Meeting of Minimally Invasive Intervention Committee under Guangdong Association of Primary Medicine

Organizer

CSCO 中国临床肿瘤学会

At Shenzhen City, Guangdong Province

2021

Founding Conference of the Health Management Specialized Committee of Guangdong Association of Primary Medicine and The First Exchange Session of the Appropriate Primary Medical Technology

Organizer

At Guangzhou City, Guangdong Province

2021

Canton Intervention Forum

Organizer

At Guangzhou City, Guangdong Province

2022

Annual Meeting of the Breast Cancer Branch of the Guangdong Precision Medicine Application Association and the Annual Meeting of the Breast Group of the Minimally Invasive Tumor Therapy Professional Committee of the Chinese Anti-cancer Association

Organizer

At Guangzhou City, Guangdong Province

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Baird Medical Baird Medical Four Pillar Marketing and Brand Building Strategy 16 Baird Medical strives to be a key hub for medical knowledge and technology, leveraging its significant networks with leading hos pitals, surgeons, medical associations, organizations, and the National Health Commission MEDICAL CONFERENCES Since 2021, Baird Medical has organized over 150 MWA academic conferences and training sessions, in cooperation with National Health Commission, Chinese Medical Doctor Association and Chinese Anti - Cancer Association CERTIFICATION EVENTS Baird Medical’s extensive networks facilitate certification events and trainings organized by the National Health Commission. Following the training, participants undergo an on - site exam to obtain the certification National Health Commission Events / Training Certifications POINT - TO - POINT CONNECTIONS Baird Medical connects hospitals and surgeons, enabling the transfer of technical and medical support when requested by the incumbent hospital DOCTORS EXCHANGE Baird Medical sponsors doctor forums that serve as a platform for exchanging medical experience and knowledge through small - scale activities and table discussions Baird Medical

Baird Medical's End Users Ranked in The 100 Top Hospital in China (Fudan List)*

- Following the **top-down approach**, Baird Medical end users started with **top tier Grade III Hospitals** in affluent South China provinces, and subsequently has been expanding to lower tier hospitals based on halo effects since 2022
- Of the Fudan National Hospitals Top 100 list, 32 of them are end users of Baird Medical product, with most of them located in Baird Medical's Tier 1 hospital provinces including Guangdong, Shanghai and Sichuan

West China Medical School, West China Hospital, Sichuan University	**Beijing No. 301 Hospital**	**Zhongshan Hospital Affiliated to Fudan University**	**Wuhan Union Hospital of China**	**The First Affiliated Hospital of Sun Yat-Sen University**
No. 2	**No. 3**	**No. 5**	**No. 7**	**No. 9**
Peking University First Hospital	**Xiangya Hospital of Central South University**	**Nanfang Hospital Southern Medical University**	**The Second Xiangya Hospital of Central South University**	**Nineth People's Hospital of Shanghai Jiao Tung University School of Medicine**
No. 12	**No. 15**	**No. 18**	**No. 20**	**No. 23**
Sun Yat-Sen University Cancer Center	**Fudan University Shanghai Cancer Center**	**The First Affiliated Hospital of Guangzhou Medical University**	**Shengjing Hospital Affiliated To China Medical University**	**Guangdong General Hospital**
No. 27	**No. 28**	**No. 31**	**No. 33**	**No. 34**

* Source: Hospital Management Institute, Fudan University

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Baird Medical Awards

2021 High and New Technology Enterprises (Baide Suzhou)

Jiangsu Provincial Department of Science and Technology, Jiangsu Provincial Department of Finance and Jiangsu Provincial Administration of Taxation of the STA

2021 Science and Technology Award

China Anti-cancer Association

2021 Technology Progression Award in Guangdong Province

People's Government of Guangdong Province

2020 High and New Technology Enterprises (Nanjing Changcheng)

Jiangsu Provincial Department of Science and Technology, Jiangsu Provincial Department of Finance and Jiangsu Provincial Administration of Taxation of the STA

2020 China's Top 50 Fastest Growing Medical Pharmaceutical Enterprises

Medical and Pharmaceutical Chamber of the All-China Federation of Industry and Commerce

2020 China Pharmaceutical and Medical Device Technology Innovative Enterprise

Medical and Pharmaceutical Chamber of the All-China Federation of Industry and Commerce

2020 China Law-abiding and Trustworthy Medical Pharmaceutical Enterprise

Medical and Pharmaceutical Chamber of the All-China Federation of Industry and Commerce

2019 China Medical Device Technology Innovative Enterprise

Medical and Pharmaceutical Chamber of the All-China Federation of Industry and Commerce

2019 China's Top 50 Medical Device Sellers

Medical and Pharmaceutical Chamber of the All-China Federation of Industry and Commerce

2019 China's Top 50 Fastest Growing Medical Pharmaceutical Enterprises

Medical and Pharmaceutical Chamber of the All-China Federation of Industry and Commerce

2019 China Law-abiding and Trustworthy Medical Pharmaceutical Enterprise

Medical and Pharmaceutical Chamber of the All-China Federation of Industry and Commerce

2019 Vice Presidents Unit of Guangdong Association for Medical Devices Industry

Guangdong Association for Medical Devices Industry

Baird Medical 18

Baird Medical 31 51 59 68 2019 2020 2021 2022 29 43 37 42 2019 2020 2021 2022 72 61 58 111 2019 2020 2021 2022 NUMBER OF HOSPITALS PENETRATED IN GUANGDONG NUMBER OF HOSPITALS PENETRATED IN SHANGHAI / FUJIAN / JIANGXI Demonstrated Success Expanding into Tier I Provinces 19 NUMBER OF HOSPITALS PENETRATED IN SICHUAN x Baird Medical has strategically targeted affluent tier 1 provinces since 2016, delivering consistent growth in hospital penetration in these regions despite COVID x Baird Medical’s strategic success in Guangdong and Sichuan underscores an efficient expansion blueprint for both direct and distributor sales >300 100 – 300 <100 Direct Sales >300 100 – 300 <100 Distributor Sales Hospital Annual Needle Usage Tier 1 Provinces: Guangdong, Shanghai, Sichuan, Jiangxi and Fujian

Baird Medical 57 50 52 86 2019 2020 2021 2022 63 69 98 124 2019 2020 2021 2022 Opportunity to Capture Significant Growth in Tier 2 and 3 Provinces 20 Tier 2 Provinces: Anhui, Hunan, Heilongjiang, Jilin, Liaoning, Hubei, Shandong, Guangxi, and Beijing Tier 3 Provinces: Jiangsu, Henan, Shaanxi, Shanxi, Chongqing, Yunnan, Guizhou, Hainan, Xinjiang, and Neimenggu x Untapped Tier 2 and Tier 3 provinces represent significant sales growth opportunities x Replicating its success in Tier 1 provinces, Baird Medical is well - positioned to capture the growth through in - house sales team and distributors in Tier 2 and Tier 3 provinces NUMBER OF HOSPITALS PENETRATED IN TIER 2 PROVINCES NUMBER OF HOSPITALS PENETRATED IN TIER 3 PROVINCES >300 100 – 300 <100 Direct Sales >300 100 – 300 <100 Distributor Sales Hospital Annual Needle Usage

Baird Medical Top 3 Player in China’s MWA Market Company A Company B Company C 34.8% Company A 30.4% Company B 14.7% Company C 12.1% MWA medical device enterprises require specialized technological expertise and distinct competitive technological advantages High Barriers - to - Entry 36.8% 20.9% 19.0% 11.7% 21 Source: Frost & Sullivan Report as of June 2023 Top 1 Player in China’s MWA Market for MWA needles (used in the treatment of thyroid nodules and breast lumps) R&D AND TECHNOLOGY BARRIERS The commercialization process for Class II and Class III medical devices requires substantial investment and an extensive timeline LONG COMMERCIALIZATION PROCESS A strong industry reputation plays a key role in the purchasing decisions of hospitals, making branding essential for MWA medical device manufacturers BRANDING AND SALES CHANNEL BARRIERS MARKET LEADING POSITION Baird Medical Baird Medical

Our MWA Products and New Technologies Pipeline

	Product / Product Set	Approved / Planned Indication	Stage: Development	Testing	Clinical Trial Preparation	Clinical Trial	Registration	Commercialization	Location Registered	Expected Launch Year
Existing MWA Product Offering And Planned Expansion Of Indications	MWA therapeutic apparatus and/or MWA needles (disposable)	**Liver Cancer**							**China**	**Launched**
		Thyroid Nodule							**China**	**Launched**
		Breast Lump							China	2024
		Pulmonary Nodule							China	2024
		Varicose Vein							China	2025
		Bone Tumors							China	2025
		Uterine Fibroids							China	2025
		Soft Tissue			N/A	N/A			U.S. FDA	2024
		Thyroid Nodule							Europe CE	2025
	Long MWA needles (disposable)	**Non-specific**							**China**	**Launched**
	Fine MWA needles (disposable)	**Non-specific**							**China**	**Launched**
Pipeline MWA Products	Disposable Rare Earth Ceramic Microwave Ablation Needle	Thyroid Nodule / Liver Cancer							China	2023
	Microwave Ablation and Ultrasound Comprehensive Therapy Device	Thyroid Nodule / Liver Cancer							China	2025
	MTI-5FT 0.915GHz Microwave Ablation Therapy Device	Thyroid Nodule / Liver Cancer			N/A	N/A			China	2024
	MTI-5GT 0.915GHz Microwave Ablation Ther apy Device	Bone Tumors							China	2025
	Artificial Intelligence Microwave Ablation System	Thyroid Nodule / Breast Lump / Pulmonary Nodule							China	2028



Baird Medical 22

Baird Medical Baird Medical Investment Highlights

Baird Medical Key Investment Highlights 24 1 Leader in an Underserved Market • Ranked 1 st among MWA medical device providers in thyroid nodule and breast lump treatment with ~35% market share in China 1 2 Extensive Sales & Distribution Network • Nationwide coverage of 21 provinces and partnership with 100+ distributors, leading to 430+ hospitals penetrated that purchase Baird Medical’s products 3 Strong R&D Capabilities • Experienced inhouse R&D team led by industry experts leveraging ongoing collaborations with well - known institutions 4 Delivering Value to all Stakeholders in the Value Chain • Proven value creation through entire value chain, including patients, hospitals, medical practitioners and insurers 5 Multiple Levers for Growth • Actionable near - term growth avenues delivering significant revenue upside through product and geographic expansion 6 Highly Experienced Management Team Supported by Well - Regarded Independent Board Directors • Industry leaders and experts with decades of experience and a track record of driving business scale and sustainable growth 1. According to Frost & Sullivan Report as of June 2023

Baird Medical 210 521 2022 2026E ($M) CAGR 25.5% 0.4 0.9 2022 2026E 0.7 1.4 2022 2026E TARGET HIGH MARKET DEMAND WITH LEAD POSITION 25 Leader in an Underserved Market 1 Our MWA medical devices primarily target specialty areas with significant efficacy Benign Tumors : Thyroid Nodules Breast Lumps Malignant Tumors : Liver Cancer Lung Cancer Pioneer First company to have its proprietary MWA medical devices specifically indicated for thyroid nodules and get commercial approval Ranked 1 st among MWA medical device providers in thyroid nodule and breast lump treatment by revenue Market leader with ~35% market share 1st FAST - GROWING AND UNDERSERVED MWA MEDICAL DEVICE MARKET 1 Size of tumor ablation industry Size of MWA market Number of MWA procedures Size of MWA in treatment of thyroid nodules ($ Bn ) 139 352 2022 2026E CAGR 26.1% (Thousand) CAGR 20.3% CAGR 22.8% 1. According to Frost & Sullivan Report as of June 2023 ($ Bn ) Baird Medical

Baird Medical 26 Extensive Sales & Distribution Network 2 Current Operations Expansion Plans Average growth rate of hospital end users within current provinces is 20% from 2019 to 2022, leaving tremendous opportunity for growth and expansion, particularly in Tier 2 & 3 PENETRATION RATES Baird Medical has an end user base of over 430+ hospitals across various provinces, with 62% of sales being conducted through direct sales TOTAL HOSPITALS Baird Medical is actively looking to expand into more than 4 provinces by the end of 2023 and into 2 additional provinces in 2024 CURRENT PIPELINE Currently Baird Medical operates in 21 provinces, municipalities and autonomous regions across China CURRENT OPERATIONS

3 Strong R&D Capabilities

EXPERIENCED IN-HOUSE R&D TEAM

Mr. Rongjian Lu and Mr. Hailong Sun

Co-Chief Technical Officers

- Leads our in-house R&D team of 15 industry experts
- Substantial technical knowledge and significant practical experience in respect of MWA technology
- Responsible for the overall management of R&D of MWA medical devices with focus on directions, planning and strategies of R&D
- Mr. Lu has been a lecturer in the Faculty of Mechanical and Electronic Engineering of Nanjing Forestry University for 17+ years and has been the person in charge of the R&D cooperation projects with Nanjing Forestry University since 2017

38 Registered Patents

- 38 patents under application and had obtained (i) one registration certificate for Class III medical devices and (ii) two registration certificates for Class II medical device (one of which has already expired on March 25, 2023 however, a new registration certificate for Class III medical device is expected to be obtained by the end of June 2023)

R&D COLLABORATIONS WITH WELL-REGARDED PARTIES

Party	Collaboration
Nanjing Huitong	R&D services for MWA medical devices specifically indicated for thyroid nodules, pulmonary nodules, bone tumors, tumors in varicose vein and uterine fibroid
Xiamen Rare Earth	R&D on tumor precise thermal ablation based on NIR-II nanoprobe made from rare earth materials
FIIG (Beijing)	Clinical trial services of our MWA medical devices specifically indicated for breast lumps
Nanjing Forestry University	Develop new technologies such as software, electrical system and information management system to upgrade our MWA therapeutic apparatus
Zhuhai People's Hospital	Entered into a framework collaboration agreement for the R&D of minimal invasive medical devices

Baird Medical 27

Baird Medical 28 Delivering Value to all Stakeholders in the Value Chain 4 Private & Public Insurers x Early MWA treatment can decrease medical expenses for private insurers and the government x Covered by the national medical insurance in Guangdong Province with a reimbursement rate up to 80% x Likely to be covered by US insurance, making MWA highly attractive to patients WE EXPECT OUR VALUE PROPOSITION TO ENHANCE STAKEHOLDER BENEFITS AND PROPEL FUTURE GROWTH OF OUR MWA MEDICAL DEVICES Patients x Safe, minimally invasive and easy to operate x Suitable for patients with poor general health condition, serious diseases and elderly Hospitals x Shorter observation period and hospital stay period (if any) post operation x Hospitals can reallocate resources and reduce the burdens on the hospital Medical Practitioners x Relatively short operation time x Low risk as compared to open surgery

Baird Medical UPGRADE OUR PLANT AND IMPROVE THE AUTOMATION LEVEL • Carry out fitting - out works of the Suzhou Plant to commence our production in the Suzhou Plant • Automate certain production steps by installing various types of intelligent machinery and equipment • Provide training to our production staff on the operations of the automated production process 4 STRATEGIC ACQUISITIONS OR INVESTMENT • Establish overseas offices in the U.S. and Europe in the next 1 – 3 years • Participate in prominent international medical conferences , such as China International Medical Equipment Fair, MEDICA and Florida International Medical Expo (FIME) • Potential to capture significant market share as the adoption of thermal ablation is only 8.2% in the U.S, whereas in China, MWA is used in 46.0% of cases 1 Multiple Levers for Growth 3 1 BROADEN AND DEEPEN PRODUCT PORTFOLIO, UPGRADE MEDICAL LICENSES AND EXPAND R&D TEAM • Broaden and deepen our product portfolio: commence clinical trial for proprietary MWA medical devices specifically indicated for breast lumps • Apply for additional Class III medical device registration certificates for our proprietary MWA medical devices specifically indicated for pulmonary nodules and others as well as apply for FDA registration and CE Marks • Focus on identifying technologies with significant clinical potential and engage in collaborative partnerships with research and development counterparts to address pivotal clinical challenges • Develop MWA intelligence, which uses robots and optical surgical navigation technology to accurately locate tumors and develop AI robotic surgery assistance 29 EXPAND OUR PRESENCE IN FOREIGN AND EMERGING MARKETS Acquisition & investment targets ： • Companies that offer laser ablation products and technologies • Companies that offer MWA products and technologies • Enterprises that prioritize the advancement of artificial intelligence and possess the requisite products and technologies 2 5 1. Frost & Sullivan Report as of June 2023

Baird Medical 30 Medium to Long - Term Global Growth Strategy x The founders of Baird Medical have long planned to develop the company into a global medical device , and extend the treatment option to patients outside of China x Becoming a public company in the US is an integral part of the company’s strategy to position it for expansion to US, EU and Southeast Asia in the next 1 – 3 years 5 Secure FDA Approval for Soft Tissue Microwave Ablation • Working with Baird Medical’s Independent Director, Michael Xing, Baird Medical is preparing to obtain US FDA approval for soft tissue microwave ablation • Using the same marketing approach of starting with expert and key opinion leader (KOL) doctors and joining conferences and events • Supporting doctors from US in exchange for training at Beijing No. 301 Hospital, a national top hospital in China Growth in European Union where Treatment Guideline Has Been Issued • After obtaining US FDA approval, Baird Medical plans to apply for EU EMA approval • The European Thyroid Association has issued Clinical Practice Guideline for the use of image – guided ablation in Benign Thyroid Nodules in 2020 • Italy, France, Denmark are key countries for Baird Medical to growth Southeast Asia Growth in Indonesia • ExcelFin’s affiliate party operates hospital chains in Indonesia (Eka Hospital), in cooperation with leading hospital operators from the US • Facilitates Baird Medical to enter Southeast Asia market after obtaining US FDA approval • Helps to facilitate market entry in other Southeast Asia market such as Singapore

Baird Medical Experienced Management Team 6 MS. HAIMEI WU Founder, ED, Chairlady of the Board and CEO • Mainly responsible for the overall corporate strategies, management of our Group’s business operations and development • Over 20 years of experience in the medical devices industry • Completed advanced studies in financial investment and capital operation at Graduate School at Shenzhen, Tsinghua University in 2016 31 MR. WEI HOU Vice General Manager and Sales Director • Primarily responsible for business development and management of our Group’s operation • Over 28 years of experience in management and sales in the medical and pharmaceutical industry • Previously worked at Chongqing Medical Administration as secretary of the hospital league Committee and Shanghai Pharmaceutical Holding Co. Ltd as General manager of the antitumor medicine department • MBA at China Europe International Business School MS. QUAN QIU Executive Director and Chief Administrative Officer • Primarily responsible for the supervision and coordination of our Group’s operations MR. RONGJIAN LU Co - Chief Technical Officer • Responsible for the overall management of R&D of MWA medical devices with focus on directions, planning and strategies of R&D • Mr. Lu has been a lecturer in the Faculty of Mechanical and Electronic Engineering of Nanjing Forestry University ( 南京林业大学 ) for more than 17 years MR. KUN SENG CHRIS NG CFO and Company Secretary • Extensive work experience in accounting, auditing and corporate finance. • Worked in an international accounting firm and also held various finance positions in companies listed in Hong Kong • Member of the Hong Kong Institute of Certified Public Accountants

Baird Medical Highly Regarded Independent Board Directors 32 • Leading physician scientist, clinical thyroid specialist and tenured Professor of Medicine, Oncology and Cellular and Molecular at the Johns Hopkins University School of Medicine • Main clinical and research interests are thyroid diseases, particularly thyroid tumor, with 180 publications in various prestigious journals and is consistently among world’s top 0.01% citations in the thyroid neoplasm field, with >20,000 citations . He holds or co - holds ten USA patents on biological medicine • Received prestigious accreditations and awards from the following: • World's Top Ten Thyroid Tumor Scholar Experts (Expertscape, 2013) • Endocrine - related cancer award (Society for Endocrinology U.K., 2014) • Paul Starr Award Lecture (American Thyroid Association, 2016) • Paul W Ladenson Thyroid Award (The Johns Hopkins University School of Medicine, 2017) • Member of Association of American Physicians (2019) • Best Resident Award (Greater Baltimore Medical Center, 2000) • Ph.D. in Physiology and Biophysics from Case Western Reserve University in 1993 • Postdoctoral Research Fellowship in 1997 at National Institutes of Health (NIH) and the UC San Diego, a three - year Residency in Internal Medicine in 2000 at Greater Baltimore Medical Center, and a three - year Clinical Fellowship in Endocrinology, Diabetes & Metabolism in 2003 at the Johns Hopkins Hospital • Leading expert for Microwave Ablation , Editor - in - Chief for IEEE’s TRANSACTIONS ON MICROWAVE THEORY AND TECHNIQUES (TMTT) • Received B.Sc. degree from Lanzhou University, Lanzhou, China, in 1982, and Ph.D. degree in engineering from the University of Duisburg - Essen, Duisburg, Germany, in 1996 • Currently with the Guangdong University of Technology, Guangzhou, China. Current research interests include microwave electronics, RFIC applications for wireless, RF device characterization and modeling, and terahertz microelectronic systems • Member of the Editorial Board of the PROCEEDINGS OF THE IEEE from 2013 to 2018 and the IEEE University Program Ad Hoc Committee from 2010 to 2013. Also, a member of the IEEE MTT - S Publication Committee and the Future Direction Sub - Committee • Vice - Chair of the Standard Committee of the IEEE CRFID and Associate Editor for the IEEE Microwave Magazine . Has served as an Associate Editor for the IEEE MICROWAVE AND WIRELESS COMPONENTS LETTERS from 2003 to 2005 DR. MICHAEL MINGZHAO XING M.D., PH.D. Independen t Director, Baird Medical DR. JIANGUO MA M.D., PH.D. Independen t Director, Baird Medical 6

Baird Medical Baird Medical Industry Overview

MWA: The Preferred Treatment Method

MICROWAVE ABLATION HAS A WIDER ARRAY OF ADVANTAGES AND APPLICABLE USE CASES WHEN COMPARED TO ALTERNATIVE THERAPIES

	MWA	RADIOFREQUENCY ABLATION (RFA)	CRYOABLATION (CRA)	LASER ABLATION (LSA)
Principle	• **Microwave rapidly creates heat for ablation process**	• High-frequency electrical currents create heat for ablation	• Gas throttling effect of argon/helium for ablation	• He-Ne laser or excimer laser technology for ablation
Advantages	✓ **Wide range of applicable tumor size (2cm – 5cm)** ✓ **More efficient in coagulating blood vessels** ✓ **Shorter operation time**	✓ Applicable to tumors close to the major blood vessels and vital organs	✓ Relatively painless ✓ Easy to locate the tumors during operation	✓ Laser fiber bundle is small and flexible, and the energy output can be precisely controlled
Disadvantages	× **Not suitable for tumors close to major blood vessels or vital organs**	× Long operation time × Affected by tissue carbonization effect × Affected by blood perfusion	× Long operation time × Risk of causing complications × Not amenable for people with poor coagulation function	× Long operation time × Not suitable for large tumors

Source: Frost & Sullivan Report as of June 2023

Baird Medical 34

Baird Medical x MWA therapy can be applied to a wide range of diseases including thyroid nodule and cancer, breast lump and cancer, liver cancer, pulmonary nodule and lung cancer Thyroid Nodule Liver Cancer Pulmonary Nodules Lung Cancer Breast Lump Other MWA Market is Poised for Significant Growth 35 Fast - Growing MWA Medical Device Market in China Expanding Indications for MWA 2016 2021 2026E 2022E MWA Penetration Rate in Overall Procedure Count 1.4% 2.6% 6.0% CAGR 12.3% CAGR 23.3% 2.5% 2021 2026E 14.8M 9.3M 115K 102K 472K 410K 105K 90K 141K 152K Number of New Patients Who Are Eligible for MWA Number of MWA Procedures 71K 210K 521K CAGR 20.6% CAGR 25.5% 181K Size of MWA Market ($) $136M $398M $904M CAGR 21.3% CAGR 22.8% $358M x Growing number of tumor patients promotes the expansion of MWA market x Numerous tumor ablation training programs will increase the popularization of MWA therapy the number of hospitals that can perform MWA procedure x Policies support innovation and development of medical device industry x Medical insurance coverage of MWA gradually expanding in various regions Source: Frost & Sullivan Report as of June 2023 2.2M 2.6M

Baird Medical $22 $25 $30 $34 $39 $49 $52 $53 $56 $61 $66 $34 $40 $50 $57 $66 $83 $90 $93 $98 $108 $117 $56 $65 $80 $90 $106 $132 $142 $146 $155 $169 $183 2016 2017 2018 2019 2020 2021 2022 2023E 2024E 2025E 2026E Medical Instruments Medical Consumables Broader Medical Device Market in China ($USD Billion) 36 Medical Device Market Size – China , 2016 – 2026E x Increasing prevalence of tumor patients x Policymaker initiative “Made in China 2025 ” promotes domestic medical device companies to government - owned hospitals and distributors x Medical device market in China is expected to see continued growth due to increasing clinical needs and continuous investment in related R&D, reaching $ 183 Bn in 2026 , a CAGR of 7 . 8 % from 2023 to 2026 Source: Frost & Sullivan Report as of June 2023

Baird Medical Baird Medical Financial Summary

Baird Medical $17.2 $19.5 $25.3 $36.6 2021 2022 2023E 2024E $27.5 $35.2 $44.5 $62.5 2021 2022 2023E 2024E 304 431 527 660 2021 2022 2023E 2024E Financial Summary 38 HOSPITALS USING BAIRD MEDICAL’S PRODUCTS REVENUE ($M) ADJUSTED EBITDA ($M) 1 Note: These projections are based on a number of assumptions, and actual results may vary significantly from our expectations . S ee Disclaimer – “Projections” 1. Adjusted EBITDA is a non - GAAP measure. Please see the Appendix to this Presentation for a reconciliation of Adjusted EBITDA t o Net Income

Baird Medical 56.8% 27.9% 28.8% 26.0% 5.0% 28.9% 23.9% 17.7% 25.5% (20.6%) 15.6% 58.5% 27.7% 29.6% 26.6% 5.1% 28.6% 25.3% 19.5% 26.1% (1.7%) 21.2% 26.4% 11.1% 9.8% 8.5% 7.0% 1.3% (0.5%) (2.0%) (9.4%) 20.4% 14.0% 40.3% 14.5% 8.1% 7.3% 4.8% 4.4% 5.6% 3.6% 4.2% 34.1% 14.3% Operational Benchmarking REVENUE GROWTH ADJ. EBITDA MARGIN 1 Note: Multiples for the peers based on FactSet and Refinitiv consensus estimates; FactSet and Refinitiv data as of 6/22/2023. Th ese projections are based on a number of assumptions, and actual results may vary significantly from our expectations. See Di scl aimer – “Projections” 1. Adjusted EBITDA margin is a non - GAAP measure. Please see the Appendix to this Presentation for a reconciliation of Adjusted E BITDA to Net Income 2023 Median: 4.1% 2024 Median: 5.2% 2023 Median: 25.8% 2024 Median: 26.4% 2023 Median: 17.2% 2024 Median: 24.2% 2023 Median: (2.5)% 2024 Median: 9.8% MEDICAL DEVICES FOCUSED COMPANIES CANCER FOCUSED BIOTECH COMPANIES 2023 Multiples 2024 Multiples 39 Baird Medical Baird Medical

Baird Medical 14.6x 8.7x 22.0x 24.3x 26.6x 15.1x 17.3x 9.5x 19.4x NM 18.4x 10.1x 7.6x 19.8x 22.2x 24.7x 14.6x 15.5x 8.3x 18.1x NM 11.8x 0.39x 0.75x 1.91x 2.55x NM NM 2.45x 0.80x NM NM 0.32x 0.27x 0.66x 1.72x 2.33x NM NM 2.19x 0.70x NM NM 0.21x Valuation Benchmarking 2023 Multiples 2024 Multiples EV / EBITDA MULTIPLES 1 EV / EBITDA / G MULTIPLES 1 Note: Multiples for the peers based on FactSet and Refinitiv consensus estimates; FactSet and Refinitiv data as of 6/22/2023. Gr owth adjusted multiples based on 2022 – 2024 EBITDA growth rate. Assumes an enterprise value of $370M for Baird. These projectio ns are based on a number of assumptions, and actual results may vary significantly from our expectations. See Disclaimer – “Projections ” 1. Adjusted EBITDA margin is a non - GAAP measure. Please see the Appendix to this Presentation for a reconciliation of Adjusted E BITDA to Net Income 2023 Median: 18.3x 2024 Median: 16.8x 2023 Median: 18.4x 2024 Median: 11.8x 2023 Median: 1.91x 2024 Median: 1.72x 2023 Median: 0.32x 2024 Median: 0.21x 40 Baird Medical Baird Medical MEDICAL DEVICES FOCUSED COMPANIES CANCER FOCUSED BIOTECH COMPANIES

Transaction Summary

KEY HIGHLIGHTS

- $370M enterprise valuation to market
- Implied pre-money equity value of $300M
  - Implied pro-forma equity value of $370M
- $10M of cash held on the pro-forma balance sheet
- Betters Medical shareholders rolling 100% of their equity, will own ~81% of the combined company[1]

SOURCES & USES

Sources	$M	%
Betters Medical Rollover Equity	$300	92.3%
Cash in Trust[2]	25	7.7%
Total Sources	**$325**	**100%**

Uses	$M	%
Equity to Betters Medical	$300	92.3%
Cash to Balance Sheet	10	3.1%
Transaction Expenses	15	4.6%
Total Uses	**$325**	**100%**

ILLUSTRATIVE PRO FORMA VALUATION

Pro Forma Capitalization	
PF Share Outstanding (M)	36.3
Share Price at Merger ($)	$10.20
Pro Forma Equity Value ($M)	**$370**
(+) Existing Net Debt ($M)	$10
(-) Pro Forma Cash ($M)	($10)
Pro Forma Enterprise Value ($M)	**$370**

ILLUSTRATIVE POST-TRANSACTION ECONOMIC OWNERSHIP[1]


6.8%
12.1%
81.1%
Betters Medical Shareholders
SPAC Investors
Sponsor Shares

The pro forma figures are based on a number of assumptions, and actual results may vary significantly from our expectations. See "Disclaimer - Forward-Looking Statements"
1. Pro forma shares outstanding and ownership excludes impact of warrants and excludes 1.35M sponsor promote shares that are subject to an earnout. 2. Cash in trust assumes ~50% redemptions from $50M cash in trust. SPAC cash amount subject to change depending on actual redemption levels and interest earned in the trust

Baird Medical 41

Baird Medical Baird Medical Appendix

Baird Medical Adjusted EBITDA Reconciliation 43 ($M) 2021 2022 Net Income $12.3 $12.6 (+) Depreciation 1.1 0.8 (+) Income Tax 2.4 2.5 (+) Interest Expenses 0.2 0.3 (+) Listing Expenses 2.2 3.6 (-) Other Income (Excluding Interest Income / Expenses) (1.0) (0.3) Adjusted EBITDA $17.2 $19.5 Net Income Margin 45.0% 35.8% Adjusted EBITDA Margin 62.7% 55.2%

Baird Medical Summary of Exchange Rates 44 For All Frost & Sullivan Report Figures 2016 2017 2018 2019 2020 2021 2022 2023E 2024E 2025E 2026E Exchange Rate of 1 USD to RMB 6.642 6.752 6.617 6.899 6.898 6.452 6.726 7.240 7.460 7.380 7.280 For Baird Medical Projections 2020 2021 2022 2023E 2024E Exchange Rate of 1 USD to RMB 6.525 6.451 6.729 6.898 6.898

Our Products

	PRODUCT CATEGORY	CLASSIFICATION	FEATURES	SAMPLE PICTURES
MWA needles	Long MWA needles	Class II and/or Class III	• Materials of needle: tin-phosphor bronze for the tip; stainless steel for the rod; with PTFE coating • Microwave frequency: 915 MHz or 2,450 MHz • Specifications: length of needles ranging from 15 cm to 21 cm and diameter of needles ranging from 1.8 mm to 2.0 mm to cater for different clinical needs commonly used for MWA treatments of **liver cancer and lung cancer**	
	Fine MWA needles	Class II	• Materials of needle: tin-phosphor bronze for the tip; stainless steel for the rod; with PTFE coating • Microwave frequency: 915 MHz or 2,450 MHz • Specifications: length of needles ranging from 8 cm to 10 cm and diameter of needles ranging from 1.4 mm to 1.6 mm to cater for different clinical needs commonly used for MWA treatments of **thyroid nodules and breast lumps**	
MWA therapeutic apparatus	MTI-5AT MWA therapeutic apparatus	Class III	• Size: 490mm×460mm×155mm; Frequency: 2,450 MHz • Power: can be set within the range of 0 to 120W, with 1W interval; source of microwave power: magnetron • Special features: touch-screen, over-heating protection, portable	
	MTI-5B MWA therapeutic apparatus	Class III	• Size: 445mm×330mm×156mm; Frequency: 2,450 MHz • Power: can be set within the range of 0 to 120W, with 1W interval; source of microwave power: magnetron • Special features: physical buttons, applicable to radiation therapy, portable	
	MTI-5C MWA therapeutic apparatus	Class III	• Size: 430mm×520mm×950mm; Frequency: 2,450 MHz • Power: can be set within the range of 0 to 120W, with 1W interval; source of microwave power: magnetron • Special features: touch-screen, applicable to radiation therapy, movable	
	MTI-5DT MWA therapeutic apparatus	Class III	• Size: 580mm×750mm×1450mm; Frequency: 2,450 MHz • Power: can be set within the range of 0 to 120W, with 1W interval; source of microwave power: magnetron • Special features: touch-screen, over-heating protection, two-port output for MWA treatments utilising two MWA needles simultaneously, movable	
	MTI-5ET MWA therapeutic apparatus	Class III	• Size: 490mm×460mm×155mm; Frequency: 2,450 MHz • Power: can be set within the range of 0 to 120W, with 1W interval; source of microwave power: solid state source • Special features: touch-screen, over-heating protection, portable	

Baird Medical 45

Products Under Development

PRODUCT CATEGORY	CLASSIFICATION	FEATURE, APPLICATIONS AND BENEFITS	STAGE OF DEVELOPMENT	EXPECTED LAUNCH DATE
MWA-ultrasound integrated therapeutic apparatus	Class III	• Equipped with ultrasound scanner for locating the tumor precisely during a MWA treatment	Product design	Second quarter of 2023
MTI-5GT four-source MWA therapeutic apparatus	Class III	• Provides output frequency of 2,450 MHz. It has four-port outputs for MWA treatments utilizing four MWA needles simultaneously, targeting MWA treatment for large tumors	Clinical trial preparation	Third quarter of 2023
MTI-5FT therapeutic apparatus	Class III	• Provides output frequency of 915 MHz, it is applicable to MWA treatment for large tumors	Clinical trial preparation	Fourth quarter of 2023
Endoscope-guided puncture MWA needles	Class III	• Composed of semi-flexible needle, it is applicable to MWA treatment targeting lung tumors • Intended to be applied for pulmonary nodule	Clinical trial preparation	Third quarter of 2024
MWA catheters	Class III	• Composed of semi-flexible needle with circular tip, it is applicable to MWA treatment targeting intestine and blood vessel • Intended to be applied for tumors in varicose vein	Clinical trial preparation	Third quarter of 2024

✓ Developing new MWA needles by using rare earth ceramic as one of the components effectively strengthens rigidity and heat resistance

Baird Medical 46

Risk Factors

The summary of risk factors provided below should be carefully considered in conjunction with the risks and uncertainties described in the "Risk Factors" section of the registration statement on Form F-4 to be filed by Baird Medical Investment Holdings Limited (the "Combined Company" or "PubCo") with the U.S. Securities and Exchange Commission (the "SEC") and other documents filed or that may be filed from time to time with the SEC by or on behalf of Baird Medical Investment Holdings Limited ("Baird Medical"), ExcelFin Acquisition Corp. ("ExcelFin") or other relevant parties to the proposed business combination (the "Business Combination") of ExcelFin and Baird Medical.

Risk Factors Relating to Baird Medical's Business and Industry

- Baird Medical's ability to maintain profitability depends on the commercial success of its microwave ablation ("MWA") and related medical device products.
- Baird Medical's success depends on maintaining its relationships with hospitals, key opinion leaders, and distributors and to effectively market to hospitals through public tender processes.
- Potential quality defects in Baird Medical's products may cause safety issues, expose Baird Medical to potential product liability claims, government fines and reputational harm.
- If Baird Medical is unable to keep up the demand for its MWA and related medical device products, physicians may turn to alternative treatment methods.
- Baird Medical may require additional capital to support its business plan and anticipated growth, and such capital may not be available on acceptable terms, or at all.
- Baird Medical's forecasts and projections (particularly those related to the size of the market, target populations for Baird Medical's products and future exchange rates between the United States dollar and Chinese yuan) are based upon assumptions, analyses and estimates which may prove to be incorrect or inaccurate, which could cause Baird Medical's actual results to differ materially from those forecasted or projected.
- Baird Medical may be unable to obtain, maintain or renew the regulatory filings, registration certificates, permits, licenses and other certifications and approvals (or to complete the testing of its products required to obtain the same) from regulatory authorities needed to commercialize its microwave medical devices and required for its business and operations in a timely manner, or at all.
- Baird Medical may be unable to develop or successfully market new or commercially viable products and technologies or improve its existing products and technologies in a timely manner, or at all, to respond to changes in market conditions, technological advancements, or the highly competitive industry in which it operates.
- Future success depends on Baird Medical's ability to retain members of its management team and key personnel and to attract, retain and motivate qualified personnel at a cost-effective rate.
- Baird Medical's related party transactions present possible conflicts of interest that could adversely impact on its business, financial conditions and results of operations.
- Negative publicity and allegations involving Baird Medical, its shareholders, directors, officers, employees and business partners may adversely affect Baird Medical's business.
- If Baird Medical becomes subject to legal or contractual disputes, governmental investigations or administrative proceedings, it may incur substantial costs and its management team's attention may be diverted.
- Insurance coverage maintained by Baird Medical may be inadequate to protect Baird Medical from the liabilities that it may incur.
- Unfavorable global economic conditions, including inflation, recession, bank failures, and decreases in consumer spending power or confidence, including a severe or prolonged downturn in the PRC or global economy, could materially and adversely affect Baird Medical's business, financial condition or results of operations.
- Betters may be required to repurchase its previously issued Series C convertible redeemable preference shares.
- Intellectual property litigation and infringement claims by or against Baird Medical, including priority disputes, inventorship disputes or similar proceedings, could cause Baird Medical to incur significant expenses, distract Baird Medical's management, require Baird Medical to redesign or discontinue selling the affected product, invalidate Baird Medical's patents or trademarks, or harm Baird Medical's business prospects and financial position.
- Baird Medical may be unable to obtain and maintain effective or sufficiently broad patent and other intellectual property rights for its products and pipeline products.
- The planned expansion of Baird Medical's business to additional and emerging markets internationally is expected to lead to increased exposure to market, regulatory, political, operational, financial and economic risks, including risks relating to China's relationship with other countries.
- Baird Medical's business is largely focused on a single technology (MWA) in a single geographic region (China), which could magnify the adverse impact of certain risks.

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Risk Factors (cont'd)

Risks Related to Doing Business in China

- Medical device manufacturers in China are subject to extensive safety regulations and requirements, which can lead to increased compliance costs and heightened risks of inadvertent incidents of noncompliance. Baird Medical may be subject to fines for its failure to comply with the relevant PRC laws and regulations relating to safety facilities.
- The Chinese government has substantial influence over Baird Medical's activities and may intervene with its operations, which could cause the value of its securities to decline or become worthless.
- PRC regulation on loans to, and direct investment in, Baird Medical's PRC subsidiary by offshore holding companies and governmental control in currency conversion may delay or prevent Baird Medical from using the proceeds of the Business Combination to make loans to or make additional capital contributions to Baird Medical's PRC subsidiary.
- The China Securities Regulatory Commission's ("CSRC") Trial Measures for China-based companies seeking to conduct overseas offering and listing in foreign markets could significantly limit or completely hinder Baird Medical's ability to offer or continue to offer its ordinary shares to investors and could cause the value of its ordinary shares to significantly decline or become worthless.
- If Baird Medical fails to comply with environmental, health and safety laws and regulations, Baird Medical could be subject to fines or penalties or incur costs that could have a material adverse effect on the success of its business.
- There are uncertainties under the EIT Law relating to withholding tax liabilities for PRC entities, and dividends payable by Baird Medical's PRC subsidiary may not qualify for certain treaty benefits.
- Baird Medical may rely on dividends and other equity distributions paid by its PRC subsidiary to fund its cash and financing requirements, and the PRC subsidiary's restrictions on paying dividends or making other payments could restrict Baird Medical's ability to satisfy liquidity requirements and have a material and adverse effect on Baird Medical's business.

Risks Related to Ownership of PubCo Ordinary Shares

- Following the closing of the potential Business Combination, an active trading market for PubCo's shares may not be available on a consistent basis to provide shareholders with adequate liquidity and may lead to significant volatility in the PubCo's share price.
- Concentration of ownership among existing executive officers, directors and their affiliates may prevent new investors from influencing significant corporate decisions.
- The Combined Company does not expect to declare any dividends in the foreseeable future. Shareholders may not receive any return on their investment unless they sell their shares.
- Substantial sales of PubCo's stock in the public market by existing shareholders, particularly after any lock-up period ends, could cause the PubCo's share price to decline.
- There can be no assurance that PubCo ordinary shares will be approved for listing on Nasdaq upon the Closing, or that PubCo will be able to comply with the continued listing standards of Nasdaq or any other applicable exchange listing standards, which could limit investors' ability to make transactions in PubCo's securities.
- PubCo's lack of public company experience and a lack of research or reports about PubCo, its business, or its market, or adverse recommendations against PubCo Ordinary Shares by securities and industry analysts may adversely affect PubCo's business and the price and trading volume of its ordinary shares.
- PubCo's issuance of additional capital stock in connection with financings, acquisitions, investments, stock incentive plans or otherwise will dilute all other stockholders

Risks Relating to Redemption

- The ability to execute ExcelFin's strategic plan could be negatively impacted to the extent a significant number of stockholders choose to redeem their shares.
- There is no guarantee that an ExcelFin stockholder's decision to redeem their shares for a pro rata portion of the Trust Account will economically benefit the stockholder.
- Failure to comply with redemption requirements could prevent an ExcelFin stockholder from redeeming their shares of ExcelFin Class A Common Stock.
- If ExcelFin stockholders fail to properly demand redemption rights, they cannot convert their ExcelFin Class A Common Stock into a pro rata portion of the Trust Account.
- Holders who redeem their public shares of ExcelFin Class A Common Stock may continue to hold or exercise any ExcelFin Public Warrants that they own in accordance with their terms, which may result in additional dilution.

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Risk Factors (cont'd)

Risks Relating to ExcelFin, PubCo and the Business Combination

- If ExcelFin does not consummate the Business Combination by the termination date of October 25, 2023, ExcelFin will have to cease all operations except to wind up, redeem all of its public shares and liquidate, or seek approval of its stockholders to extend the termination date.
- If the funds held outside of ExcelFin's Trust Account are insufficient to allow ExcelFin to operate until at least October 25, 2023 (or such later date as may be extended by means of an amendment to the ExcelFin Certificate of Incorporation), ExcelFin's ability to complete the Business Combination may be adversely affected.
- The working capital available to the Combined Company after the Business Combination will be reduced to the extent ExcelFin's stockholders exercise their redemption rights in connection with the Business Combination and will also be reduced to the extent of Baird Medical's and ExcelFin's transaction expenses, which will be payable by the Combined Company, which may adversely affect the future operations of the Combined Company.
- The only significant asset of the Combined Company will be ownership of 100% of the Company Shares, and the Combined Company does not currently intend to pay dividends on its common stock, so your ability to achieve a return on your investment will depend on appreciation in the price of PubCo Ordinary Shares.
- ExcelFin will incur significant transaction and transition costs in connection with the Business Combination, which could be significantly higher than currently anticipated. If ExcelFin fails to consummate the Business Combination, it may not have sufficient cash available to pay such costs.
- ExcelFin's independent registered public accounting firm's report contains an explanatory paragraph that expresses substantial doubt about ExcelFin's ability to continue as a going concern, since ExcelFin will cease all operations except for the purpose of liquidating if ExcelFin is unable to complete an initial business combination by October 25, 2023 (or such later date as may be extended by means of an amendment to the ExcelFin Certificate of Incorporation).
- U.S. regulatory authorities, including the SEC, have recently enacted and proposed rules impacting special purpose acquisition companies that could increase ExcelFin's costs, cause the Business Combination to be less attractive to ExcelFin's shareholders or constrain circumstances under which it could be completed.
- Recent increases in inflation and interest rates in the United States and elsewhere could make it more difficult for ExcelFin to consummate the Business Combination.
- ExcelFin and Baird Medical have no history operating as a combined company. The unaudited pro forma condensed consolidated combined financial information may not be an indication of the Combined Company's financial condition or results of operations following the Business Combination or would have been, and accordingly, you have limited financial information on which to evaluate Baird Medical and your investment decision.
- The Business Combination remains subject to conditions that ExcelFin cannot control, which if not satisfied or waived, the Business Combination may not be consummated.
- The Business Combination may be completed even though material adverse effects may result from its announcement, industry-wide changes and other causes.
- The exercise of ExcelFin's discretion in agreeing to changes to or waivers of terms of the Business Combination may result in a conflict of interest when determining whether such changes or waivers of conditions are appropriate and in ExcelFin's best interests.
- The Sponsor, and ExcelFin's directors and officers, have conflicts of interest in determining to pursue the Business Combination with Baird Medical, since certain of their interests, and certain interests of their affiliates and associates, are different from or in addition to (and which may conflict with) the interests of ExcelFin's stockholders.
- ExcelFin's Sponsor and affiliates will lose their entire investment of privately placed shares (consisting of founder shares) in ExcelFin if the Business Combination is not completed and, therefore, they may have had a conflict of interest in identifying and selecting Baird Medical to close the Business Combination.
- Since the Sponsor, and ExcelFin's executive officers and directors will not be eligible for reimbursements of their out-of-pocket expenses if the Business Combination is not completed, a conflict of interest may arise in determining whether Baird Medical is appropriate for ExcelFin's initial business combination to close the transaction.
- Deferred underwriting fees in connection with the IPO will not be adjusted to account for redemptions by ExcelFin's public stockholders; if ExcelFin's public stockholders exercise their redemption rights, the amount of effective total underwriting commissions as a percentage of the aggregate proceeds from the IPO will increase.
- ExcelFin's ability to successfully effect the Business Combination and the Combined Company's ability to successfully operate the business will be largely dependent upon the key personnel's efforts.

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Risk Factors (cont'd)

- The benefits of the potential Business Combination may not be realized to the extent currently anticipated by ExcelFin and Baird Medical, or at all. If the Business Combination's benefits do not meet expectations of investors, stockholders or analysts, the market price of ExcelFin's or PubCo's securities may decline.
- The Sponsor and ExcelFin's directors and officers have agreed to vote in favor of its initial business combination, regardless of how ExcelFin's public stockholders vote.
- The Sponsor, ExcelFin's directors and officers and advisors and their respective affiliates may elect to purchase shares from holders of ExcelFin's public shares in connection with the Business Combination, which may influence the vote on the Business Combination and reduce the public "float" of ExcelFin Class A Common Stock.
- The PubCo ordinary shares to be received by ExcelFin's stockholders due to the Business Combination have different rights from ExcelFin Class A Common Stock.
- ExcelFin's stockholders will have a reduced ownership and voting interest and less influence over management after consummation of the Business Combination.
- Following the Business Combination, PubCo may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.
- ExcelFin's warrants and founder shares may have an adverse effect on the market price of ExcelFin Class A Common Stock and PubCo ordinary shares.
- If redemptions exceed the threshold allowable for ExcelFin to consummate the Business Combination, the ExcelFin Public Warrants will expire worthless.
- If PubCo is characterized as a passive foreign investment company for U.S. federal income tax purposes, its U.S. shareholders may suffer adverse tax consequences.
- There may be tax consequences of the Business Combination that adversely affect holders of ExcelFin Class A Common Stock or ExcelFin Public Warrants.
- The IRS may not agree that PubCo should be treated as a non-U.S. corporation or a "surrogate foreign corporation" for U.S. federal income tax purposes.
- Future resales of PubCo ordinary shares may cause their market price to drop significantly.
- Anti-takeover provisions in PubCo's governing documents, by-laws and provisions of Cayman Islands Law could impair limit future share price and entrench management.
- ExcelFin's governing documents limit its stockholders' choice of judicial forum to the Court of Chancery of the State of Delaware for certain stockholder litigation matters against ExcelFin, and its directors, officers or stockholders.
- If third parties bring claims against ExcelFin, the Trust Account proceeds could be reduced and the per-share redemption amount may be less than $10.20 per share.
- ExcelFin directors may decide not to enforce indemnification obligations of ExcelFin's Sponsor, reducing the funds in the Trust Account for distribution to ExcelFin's public stockholders.
- ExcelFin's stockholders may be held liable for claims by third parties against ExcelFin to the extent of distributions received by them.
- A securities class action and derivative lawsuits targeting ExcelFin could result in substantial costs and may delay or prevent completion of the Business Combination.
- The Sponsor and ExcelFin's directors, officers, advisors or their affiliates may elect to purchase shares of ExcelFin Class A Common Stock from ExcelFin's stockholders, which may influence a vote on a proposed business combination and reduce the public float of ExcelFin's issued and outstanding capital stock.
- If a stockholder or a "group" of stockholders are deemed to hold in excess of 15% of ExcelFin Class A Common Stock, such stockholder or group will lose the ability to redeem all such shares in excess of 15% of ExcelFin Class A Common Stock.
- A voluntary or involuntary bankruptcy petition by or against ExcelFin prior to distributions may reduce the per share amount to be received by ExcelFin's stockholders.
- In completing the Business Combination, management's focus and resources may be diverted from operational matters and other strategic opportunities.
- The Combined Company may incur successor liabilities due to conduct arising prior to the completion of the Business Combination.

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